UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): February 12, 2004


                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)



  Delaware                         1-1200                    13-3696015
 (State or other jurisdiction    (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)



                   1122 Budapest, Varosmajor utca 13. Hungary
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: +36-1-8897101



                         INFORMATION INCLUDED IN REPORT


Euroweb International Corp. filed a Form 8-K dated February 27, 2004 with regard to the acquisition of the 51% of the issued and outstanding shares of Euroweb Hungary Rt. without the required financial information. Accordingly, Euroweb International Corp. is filing this Form 8-K/A to include that financial information.

ITEM 2.  Acquisition or Disposition of Assets

On February 12, 2004, Euroweb International Corp., entered into a Share Purchase Agreement with PanTel Tavkozlesi es Kommunikacios rt. ("Pantel"), a Hungarian corporation, to acquire Pantel's 51% interest in Euroweb Hungary Rt., a Hungarian corporation ("Euroweb Hungary") that provides Internet service and is based in Budapest, Hungary. Euroweb International Corp. currently owns 49% of Euroweb Hungary and, as a result of this acquisition, Euroweb Hungary will become a wholly-owned subsidiary. The purchase price of EURO 1,650,000 (approximately USD 2,105,000) was funded from cash that Euroweb International Corp. had previously raised.

As part of the acquisition, Euroweb International Corp. has guaranteed the purchase of HUF 600 million (approximately USD 3 million) of services (annually from 2004-2006) by Euroweb Hungary and its subsidiaries from Pantel. In 2003, Euroweb Hungary Rt. and subsidiaries (Freestart Kft. and Neophone Rt.) purchased in excess of HUF 700 million (approximately USD 3.5 million) in services from Pantel. In the event that Euroweb Hungary and its subsidiaries do not satisfy the Annual Commitment, then Euroweb Hungery is required to pay to Pantel a penalty equal to 25% of the Annual Commitment less any services purchased.

Euroweb International Corp. has also guaranteed a loan of HUF 245,000,000 plus interest payable provided by Pantel to a Euroweb Hungary Rt. subsidiary (Freestart Kft.) as well as a guarantee of HUF 93,000,000 related to trade payables.

ITEM 7.  Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired.

         Audited Financial Statements of Euroweb Hungary Rt. for the year ended December 31, 2003 (attached hereto beginning on page F-1 following the signature page)

(b)      Proforma Financial Information

         Not Applicable

(c)      Exhibits.

Exhibit No.                Description

10.1 Shares Purchase Agreement between PanTel Tavkozlesi es Kommunikacios rt., a Hungarian company, and Euroweb International Corp., a Delaware corporation (filed as an exhibit to Form 8-K Current Report dated February 27, 2004)

10.2 Guaranty by Euroweb International Corp., a Delaware corporation, in favor of PanTel Tavkozlesi es Kommunikacios rt., a Hungarian company (filed as an exhibit to Form 8-K Current Report dated February 27, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        EUROWEB INTERNATIONAL CORPORATION
                        (Registrant)

                         By:    /s/ CSABA TORO
                            -----------------------------------------
                         Name:  Csaba Toro
                         Title: Chief Executive Officer

Date:       May 17, 2004
            Budapest, Hungary

                               EUROWEB HUNGARY RT.

                        Consolidated Financial Statements

                                December 31, 2003




                                TABLE OF CONTENTS




                                                                         Page

Independent Auditors' Report                                              F-2


Consolidated Financial Statements:


    Consolidated Balance Sheet                                            F-3
    Consolidated Statements of Operations and Comprehensive Loss          F-4
    Consolidated Statements of Stockholders' equity                       F-5
    Consolidated Statements of Cash Flows                                 F-6
    Notes to Consolidated Financial Statements                            F-7

                          Independent Auditors' Report



The Board of Directors and Stockholders
Euroweb Hungary Rt.


We have audited the accompanying consolidated balance sheet of Euroweb Hungary Rt. and subsidiaries as of December 31, 2003, and the related consolidated statements of operations and comprehensive loss and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Euroweb Hungary Rt. and subsidiaries as of December 31, 2003, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.





KPMG Hungaria Kft.
Budapest, Hungary
May 7, 2004

                    Euroweb Hungary Rt. and its subsidiaries
                           Consolidated Balance Sheet
                                December 31, 2003
                                   In HUF'000

                                                                                      2003
                                                                                   ---------

ASSETS
  Current assets:
    Cash and cash equivalents                                                        229,124
    Trade accounts receivable, (net of allowance for doubtful                        176,582
    receivables of 67,269)
    Related party receivables                                                         14,597
    Prepaid advertising                                                               43,871
    Accrued revenues                                                                  59,552
    Other current assets                                                              50,685
         Total current assets                                                        574,411

  Property and equipment                                                             182,833
                                                                                    ---------
       Total assets                                                                  757,244
                                                                                    =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Trade accounts payable                                                            74,069
    Related party payables                                                           213,501
    Related party loan payable                                                        49,000
    Other current liabilities and provisions                                         124,978
    Accrued expenses                                                                  31,875
    Deferred revenues                                                                 93,626
                                                                                    ---------
       Total current liabilities                                                     587,049
                                                                                    ---------
    Non-current portion of related party loan                                        196,000
    Non-current portion of lease obligations                                          38,728
                                                                                    ---------
       Total liabilities                                                             821,777

   Stockholders' equity
   Common stock, HUF 100,000 par value - (760 authorized, issued and                  76,000
   paid ordinary shares, HUF 100,000 par value each)
   Additional paid-in capital                                                         93,547
   Accumulated deficit                                                              (234,080)
                                                                                    ---------
      Total stockholders' equity                                                    (64,533)
                                                                                    ---------
   Commitments and contingencies

      Total liabilities and stockholders' equity                                     757,244
                                                                                    =========

          See accompanying notes to consolidated financial statements.

                    Euroweb Hungary Rt. and its subsidiaries
                      Consolidated Statements of Operations
                          Years Ended December 31, 2003
                                   In HUF'000

                                                                          2003

Revenues
Third party revenues                                                 1,881,540
Related party revenues                                                  23,897
                                                                     ----------
              Total Revenues                                         1,905,437

Cost of revenues
 Third party cost of revenues                                          302,711
 Related party cost of revenues                                        698,001
                                                                     ----------
              Total Cost of revenues                                 1,000,712
                                                                     ----------
   Gross profit                                                        904,725

Operating expenses
   Compensation and related costs                                      287,471
   Consulting, professional and directors fees                         189,163
   Other selling, general and administrative expenses                  310,082
   Depreciation and amortization                                       188,120
                                                                     ----------
               Total operating expenses                                974,836
                                                                     ----------
Loss from operations                                                   (70,111)

Net interest expense and foreign exchange differences                   (2,487)
Gains from sale of subsidiaries                                         24,518

Loss before income taxes                                               (48,080)
Income taxes                                                                 -
                                                                     ----------
Net loss                                                               (48,080)
                                                                     ==========


          See accompanying notes to consolidated financial statements.

                    Euroweb Hungary Rt. and its subsidiaries
                 Consolidated Statements of stockholders' equity
                          Years Ended December 31, 2003
                                   In HUF'000


                                                             Additional
                                         Common Stock         Paid-in      Accumulated    Stockholders'
                                      Shares*    Amount       Capital        Deficit        Equity
                                    ----------  --------     ---------    ------------    -------------
Balances, December 31, 2002            760       76,000       93,547        (186,000)        (16,453)
                                    ==========  ========     =========    ============    =============
Net loss for the period                  -            -            -         (48,080)        (48,080)
                                    ----------  --------     ---------    ------------    -------------
Balances, December 31, 2003            760       76,000       93,547        (234,080)        (64,533)
                                    ==========  ========     =========    ============    =============
   * number of shares

                    Euroweb Hungary Rt. and its subsidiaries
                      Consolidated Statements of Cash Flows
                          Year Ended December 31, 2003
                                   In HUF'000

                                                                               2003
                                                                             ---------
Cash flows from operating activities
   Net loss                                                                   (48,080)
   Adjustments to reconcile net loss to net cash provided by
   operating activities
   Depreciation and amortization                                              188,120
   Allowance of doubtful receivables                                           20,815

   Changes in assets and liabilities
   Accounts receivable                                                        (9,896)
   Prepaid and other assets                                                    66,039
   Accounts payable, other current liabilities and accrued expenses            27,031
   Deferred revenue                                                             2,034
                                                                             ---------
           Net cash provided by operating activities
                                                                              246,063
                                                                             ---------

Cash flows from investing activities:
   Acquisition of property and equipment                                      (85,078)
                                                                             ---------
           Net cash used in investing activities                              (85,078)
                                                                             ---------

Cash flows from financing activities:
   Principal payment under capital lease obligations                          (59,649)
                                                                             ---------
          Net cash used in financing activities                               (59,649)
                                                                             ---------
Net increase in cash and cash equivalents
                                                                              101,336

Cash and cash equivalents, beginning of year
                                                                              127,788
                                                                             ---------
Cash and cash equivalents, end of year                                        229,124
                                                                             =========

Supplementary disclosure:
      Interest paid                                                            24,281
      Income taxes paid                                                             0
      New capital leases                                                       62,611


          See accompanying notes to consolidated financial statements.

                    Euroweb Hungary Rt. and its subsidiaries
                   Notes to Consolidated Financial Statements
                          Year Ended December 31, 2003



1.   Organization and Business

On January 2, 1997, Euroweb International Corporation acquired all of the outstanding stock of three Hungarian Internet Service Providers and merged these companies into a new Hungarian entity, Euroweb Hungary Rt. ("the Company"). On November 22, 1998, Euroweb International Corp. sold 51% of the outstanding shares of Euroweb Hungary Rt. to Pantel Rt.

On March 2002, Euroweb Hungary Rt. acquired 100% of Freestart Kft., a dial-up focused Internet Service Provider for USD 9,000.

Euroweb Hungary Rt. has a 100% interest in Neophone Rt, which did not perform business activity in 2003.

The Company operates in one industry and geographic segment, providing Internet access and additional value added services to mainly business customers. Euroweb Hungary Rt. used its infrastructure to introduce voice over internet protocol services at the end of 2001 under the brand name of Neophone. The majority of revenues from this service derive from phone cards sold to individuals, while these services are also available over leased telephone lines to businesses. Euroweb Hungary Rt. also provides free-of charge dial-up services through its subsidiary Freestart Kft. Freestart Kft. is entitled to receive a certain proportion of the telecom revenues on the internet related telephone calls from the Hungarian telecommunication companies.


Details of subsidiaries of Euroweb Hungary Rt. as of the year-end date:

Subsidiaries                                 2003
--------------------------------------------------------- -
Prakticomp Kft.                              sold   (a)
Inet Kft.                                    sold   (b)
Neophone Rt.                                 100%
Freestart Kft.                               100%

     (a) period 01/01-04/30 is included in the profit and loss statements in
     2003
     (b) period 01/01-05/31 is included in the profit and loss statements in
     2003


          The revenues come from the provision of Internet Services (Internet access, Content and Web services, Revenue sharing from Telecommunication Companies and Other services) and Voice over Internet Protocol services through pre-paid phone cards and leased lines. For these services, the primary and preferred supplier of the Company in 2003 was Pantel Rt.

2. Summary of Significant Accounting Policies

     (a) Principles of consolidation and basis of presentation

          The consolidated financial statements comprise the accounts of the Company and its controlled subsidiaries. All material inter-company balances and transactions have been eliminated upon consolidation.

          The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

     (b) Use of estimates

          The preparation of financial statements in conformity with US GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Fair value of financial instruments

          The carrying values of cash equivalents, investment in debt securities, notes and loans receivable, accounts payable, loans payable and accrued expenses approximate fair values.

     (d)  Revenue recognition

          Revenues from Internet services are recognized in the period in which the services are provided, either based on monthly traffic or on fixed monthly fees (leased lines). Revenue for other services, are recognized for the period, when the service is performed.

     (e) Cost of revenues

          Cost of revenues comprise principally of telecommunication network expenses, costs of content services and cost of leased lines.

     (f)  Foreign currency  transactions

          The  Company   considers  the  Hungarian  Forint  ("HUF")  to  be  the
          functional currency of the Company and of its subsidiaries. As at December 31, 2003, 1 USD was HUF 207.91.

          Foreign currency transactions are recorded at the exchange rate prevailing at the date of the transactions. Assets and liabilities denominated in foreign currencies are translated at the rates of exchange at the balance sheet date. Gains and losses on foreign currency transactions are included in the consolidated statement of operations.

     (g)  Cash and cash equivalents

          Cash and cash equivalents include cash, cash at bank and short-term deposits of less than three months duration.

     (h)  Property and equipment

          Property and equipment are stated at cost, less accumulated depreciation. Equipment purchased under capital lease is stated at the present value of minimum lease payments at the inception of the lease, less accumulated depreciation. The Company provides for depreciation of equipment using the straight-line method over the shorter of estimated useful lives of up to four years or the lease term.

          Recurring maintenance on property and equipment is expensed as incurred.

          Any gain or loss on retirements and disposals are included in the results of operations.

     (i)  Impairment of long-lived assets

          In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

     (j)  Business segment reporting

          Management has determined that the Company operates in one industry segment, providing Internet access and additional value added services to business customers and individuals. Substantially all of the Company's revenues are derived from the provision of such services.

     (k)  Income taxes

          Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities, are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities, if any, are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (l)  Recent accounting pronouncements

               On April 30, 2003, the FASB issued FASB Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to address (1) decisions reached by the Derivatives Implementation Group, (2) developments in other Board projects that address financial instruments, and (3) implementation issues related to the definition of a derivative. The Company does not believe that FAS 149 will have any impact on its financial statements.

               In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for contracts entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of non-public entities. The Company has adopted SFAS 150 and has concluded that there is no current impact on its consolidated financial statements.

               In December 2003, the Securities and Exchanges Commission ("SEC") issued Staff Accounting Bulletin ("SAB") 104, "Revenue Recognition". SAB 104 revises or rescinds certain SAB guidance in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations relating to revenue recognition. This bulletin is effective immediately. The Company believes that its current revenue recognition policies comply with SAB 104.


3. Property and equipment

   Property and equipment as at December 31, 2003 in HUF '000 were as follows:

                                                     2003            Useful Life

     Software and other intangible                  134,583            3 years
     Internet equipment                             314,774            3 years
     Vehicles                                        92,133          4-5 years
     Other                                          200,531          3-5 years
                                                   ---------
       Total                                        742,021
       Less accumulated depreciation               (559,188)
                                                   ---------
                                                    182,833
                                                   =========

Depreciation charged during 2003 was HUF 188,120,000.

                                                     2003            Useful Life

       Leased assets gross value                      105,679         3-5 years
       Less accumulated depreciation                  (41,203)
                                                     ---------
                                                       64,476
                                                     =========

4.   Income taxes

The difference between the total expected tax expense (benefit) and tax expense for the years ended December 31, 2003 is accounted for as follows:

                                                                         2003
                                              Amount in HUF `000             %
                                                       ---------       --------
        Computed expected tax
          Benefit                                       (8,654)        (18.00)

        Utilization of net operating loss not
         previously recognized                         (10,718)        (22.29)

        Change in valuation allowance                  (21,061)        (43.80)

        Change in tax rates                             40,433          84.10%
                                                       ---------       --------
        Total Expense (Benefit)                              -           0.00%
                                                       =========       ========

All pretax income/loss and related income tax expense/benefit is attributable to domestic operations.

Euroweb Hungary Rt. reported taxable income in 2003 and therefore utilized a portion of its tax loss carryforwards. Its two subsidiaries, Neophone Rt. and Freestart Kft. reported tax losses in 2003.

The change in the tax rates results from the fact that the corporate tax rate in Hungary was 18% for 2003 and prior years, but in 2003, the Hungarian parliament enacted a tax rate of 16% for 2004 and subsequent years. The net impact on the change in tax rates has no material impact on the financial statements as the Company has provided a full valuation allowance for deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets at December 31, 2003 are as follows:

                                                                    2003
                                                                 ----------
                                                                  HUF `000
        Deferred Tax Assets:
          Net Operating Loss Carryovers                             300,205
          Property and equipment, depreciation                          687
          Other current liabilities and provisions                   15,194
                                                                  ----------
          Gross Deferred Tax Assets                                 316,086
          Valuation Allowance                                      (316,086)
                                                                  ----------
        Net Deferred Tax Assets                                           -
                                                                  ==========

The Company has unused net operating loss carryforwards at December 31, 2003 of approximately HUF 1.86 billion available to offset future taxable income. HUF
1.7 billion of this amount arose in the first three years of operations of the Company's subsidiaries (Freestart Kft. and Neophone Rt.) and under current Hungarian Tax Legislation, may be carried forward indefinitely. HUF 54 million expires in 2007 and the remaining amounts expire in 2008.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences at December 31, 2003.

5. Leases

Capital leases
The Company is committed under various capital leases, which expire over the next five years. The following is a schedule of future minimum capital lease payments (with initial or remaining lease terms in excess of one year) as of December 31, 2003 in HUF `000:

          2004                                           86,408
          2005                                           31,741
          2006                                            5,031
          2007                                            5,031
          2008                                            1,258
                                                        --------
  Total minimum lease payments                          129,469
  Less interest costs                                   (16,336)
                                                        --------
  Present value of future mimimum lease payments        113,133
  Less:   current installments                          (74,405)
                                                        --------
          Non-current portion of lease obligations       38,728
                                                        ========

The current portion of lease obligations are included in `Other current liabilities' on the Balance Sheet.


6.  Related Party Loan payable

During 2002 PanTel Rt., a related party provided a loan of HUF 245,000,000 to Freestart Kft. The loan bears interest at a rate of 13%. The loan is repayable in five equal instalments from December 2004 semi-annually until the end of 2006.


7.  Related party transactions

General: The largest supplier of the Company has been Pantel Rt., a Hungary-based alternative telecommunications provider, which was the majority owner of Euroweb Hungary Rt. in 2003. KPN Telecom B.V. has controlling interest over both Pantel Rt and Euroweb International Corporation.


Transactions:

(a) Pantel provides the following services and invoices to the Company in connection with:

     -    Internet bandwidth
     -    National leased and telephone lines within Hungary
     -    VOIP services
     -    Consulting services
     -    Interest on loan

     The total amount of these costs invoiced by Pantel was HUF 763,503,000 during 2003 of which direct telecommunication cost was HUF 698,001,000.

(b) Euroweb Hungary Rt. and its subsidiaries provided the following services to
Pantel:

     -    Internet and related services
     -    Consulting services

The total value of these services sold was approximately HUF 23,897,000 in 2003.

Pricing: Agreements are made at market prices or a split of the margin based on the financial investment into the specific services by each of the parties.

In 2003, Euroweb Hungary Rt. has invoiced USD 19,303 (HUF 4,376,000) to Euroweb International. This was the re-invoicing of costs incurred in connection with Euroweb International and paid by Euroweb Hungary Rt.

There were no other significant related party transactions in 2003.

8.   Commitments and Contingencies

(a) Lease agreements

The Company's subsidiaries have entered into various capital leases for vehicles and internet equipment, Refer to Note 5 (Leases).

(b) Legal Proceedings

The Directors are not aware of any other commitments or contingencies at December 31, 2003. The Company is not involved in any material litigation at December 31, 2003.

(c) Other commitments

On February 12, 2004, Euroweb International Corp. entered into a Share Purchase Agreement with a related party, PanTel Tavkozlesi es Kommunikacios Rt., Hungary ("Pantel"), to acquire Pantel's 51% interest in Euroweb Hungary Rt. Consideration consists of EUR 1,650,000 in cash and a guarantee that Euroweb Hungary Rt. will purchase at least HUF 600 million (approximately $3 million) worth of services from Pantel in each of 2004-2006, with a penalty of 25% of the amount by which purchases are less than the HUF 600 million in any year. Euroweb International Corp has also provided a guarantee for a loan obtained from Pantel by a subsidiary of Euroweb Hungary Rt. (HUF 245 million plus interest) as well as a guarantee relating to a trade payable by Euroweb Hungary Rt. to Pantel of HUF 93 million plus VAT.

9.   Subsequent events

On April 13, 2004, the Company sold its 100% shareholding in Neophone Rt. (a non-operational subsidiary) for HUF 13,000,000. The terms of the sale are that the Company indemnifies the Buyer for any unaccrued costs, fines, penalties and lawsuits which relate to a period prior to the sale.